FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                   of the Securities and Exchange Act of 1934


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                              Dated: March 14, 1997




                            Employee Solutions, Inc.
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             (Exact name of registrant as specified in its charter)



           Arizona                        0-22600               86-0676898
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(State or other jurisdiction            (Commission          (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)



 2929 East Camelback Road, Suite 220, Phoenix, Arizona                 85016
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       (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (602) 955-5556

ITEM 5.           OTHER EVENTS

         On March 14, 1997, Employee Solutions, Inc. (the "Company") issued a press release, attached as Exhibit 99, regarding the reporting of its 1996 financial results. Such press release is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         1.       Exhibits.  See exhibit index attached hereto.

         2.       Financial Statements.  None.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     EMPLOYEE SOLUTIONS, INC.


                                                     By:/s/ Marvin D. Brody
                                                       ----------------------
                                                        Marvin D. Brody
                                                        Chief Executive Officer

Date: March 14, 1997

                            EMPLOYEE SOLUTIONS, INC.

                                    FORM 8-K

                              DATED MARCH 14, 1997

                                  EXHIBIT INDEX

Exhibit No.                 Description                           Filed Herewith
-----------                 -----------                           --------------

99                          Press release dated March 14, 1997          X



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